                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL
                                      FOR

                             EURO-DENOMINATED NOTES

                                       OF

                         FLEXTRONICS INTERNATIONAL LTD.

                             OFFER TO EXCHANGE ITS

               NEW 9 3/4% SENIOR SUBORDINATED EURO NOTES DUE 2010

          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                                      FOR
                         ANY AND ALL OF ITS OUTSTANDING

                 9 3/4% SENIOR SUBORDINATED EURO NOTES DUE 2010

               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 20, 2000


     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 22, 2000 (UNLESS EXTENDED BY FLEXTRONICS INTERNATIONAL LTD. IN ITS SOLE DISCRETION) (SUCH TIME AND SUCH DATE, AND AS SUCH TIME AND DATE MAY BE EXTENDED, THE "EXPIRATION DATE").


     If you desire to accept the Exchange Offer (as defined below), this Letter of Transmittal should be completed, signed, and submitted to:


                          CHASE MANHATTAN BANK LONDON

                                 EXCHANGE AGENT


                      By Mail, Overnight Delivery or Hand:


                          Chase Manhattan Bank London


                               9 Thomas More St.


                             London, England E19YT


                                Attn: James Pike


                                Trust Department



                  To Confirm by Telephone or for Information:


                                44 171 777 5418



                            Facsimile Transmissions:


                                44 171 777 5410



(Flextronics International Ltd., 9 3/4% Senior Subordinated Euro Notes due 2010)


     (Originals of all documents sent by facsimile should be sent promptly by hand, overnight courier, or registered or certified mail.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).


     This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by Chase Manhattan Bank London (the "Exchange Agent") at Euroclear or Clearstream, Luxembourg, as applicable, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.


     Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. See Instruction 1 hereto. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

     The undersigned hereby tenders to Flextronics International Ltd., a Singapore Company (the "Company"), the aggregate principal amount of the Company's euro-denominated 9 3/4% Senior Subordinated Notes due 2010 (the "Old Notes") described in Box 1 below, in exchange for a like aggregate principal amount of the Company's new euro-denominated 9 3/4% Senior Subordinated Notes due 2010 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated November 20, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").


     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints Chase Manhattan Bank London as the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered euro-denominated Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (2) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.


     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN, AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed in Box 1 below, if they are not already set forth below, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate box below.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at Euroclear or Clearstream, Luxembourg (formerly Cedelbank), as applicable), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Exchange Instructions" below (Box 7), the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated below maintained at Euroclear or Clearstream, Luxembourg, as applicable. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated below maintained at Euroclear or Clearstream, Luxembourg, as applicable. Similarly, unless otherwise indicated under "Special Delivery Instructions" (Box 8), please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

     THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

     BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY, (2) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER ADDITIONALLY REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (SUCH A BROKER-DEALER WHICH IS TENDERING OLD NOTES IS HEREIN REFERRED TO AS A "PARTICIPATING BROKER-DEALER") AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH PARTICIPATING BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).


     THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED IN EXCHANGE FOR OLD NOTES, WHERE SUCH OLD NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXCHANGE OFFER HAS BEEN COMPLETED OR, IF EARLIER, WHEN ALL SUCH PARTICIPATING BROKER-DEALERS NO LONGER OWN ANY TRANSFER RESTRICTED SECURITIES. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES TO NOTIFY THE COMPANY PRIOR TO USING THE PROSPECTUS IN CONNECTION WITH THE SALE OR TRANSFER OF NEW NOTES AND ACKNOWLEDGES AND AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW NOTES MAY BE RESUMED, AS THE CASE MAY BE.



     EACH PARTICIPATING BROKER-DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "PARTICIPATING BROKER-DEALER" (BOX 5) IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS NEW NOTES. IF NO PARTICIPATING BROKER-DEALERS CHECK SUCH BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR NEW NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

     Each New Note will bear interest from the most recent date to which interest has been paid or duly provided for on the Old Note surrendered in exchange for such New Note or, if no such interest has been paid or duly provided for on such Old Note, from June 29, 2000, the date of issuance of the Old Notes. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and will be deemed to have waived the right to receive any interest on such Old Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after June 29, 2000.

     The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except pursuant to the withdrawal rights set forth in the Prospectus, this tender is irrevocable.


     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW AND FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 10 HEREOF.


     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 8 below.

     ALL TENDERING HOLDERS COMPLETE THIS BOX 1:


                                     BOX 1



---------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF OLD NOTES TENDERED
                                             (SEE INSTRUCTIONS 3 AND 4 BELOW)
---------------------------------------------------------------------------------------------------------------------------
IF BLANK, PLEASE PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED     CERTIFICATE                             PRINCIPAL AMOUNT
     HOLDER(S), EXACTLY AS NAME(S) APPEAR(S) ON OLD NOTE       NUMBER(S) OF OLD     PRINCIPAL AMOUNT       OF OLD NOTES
                       CERTIFICATE(S)                               NOTES*            OF OLD NOTES          TENDERED**
---------------------------------------------------------------------------------------------------------------------------

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------

                                                             ----------------------------------------------------------
                                                                                    TOTAL PRINCIPAL      TOTAL PRINCIPAL
                                                                                         AMOUNT          AMOUNT TENDERED
                                                             ----------------------------------------------------------
                                                                                  E                    E
---------------------------------------------------------------------------------------------------------------------------



    * Need not be completed by book-entry holders.



   ** Old Notes may be tendered in whole or in part in denominations of E1,000 and integral multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.


--------------------------------------------------------------------------------

                                     BOX 2

--------------------------------------------------------------------------------

                              BOOK-ENTRY TRANSFER

                           (SEE INSTRUCTION 1 BELOW)



   [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
       TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH EUROCLEAR OR CLEARSTREAM, LUXEMBOURG AND COMPLETE THE FOLLOWING:


   Name of Tendering Institution:


   Euroclear or Clearstream, Luxembourg Account Number:


   Transaction Code Number:
--------------------------------------------------------------------------------


                                     BOX 3

--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY

                           (SEE INSTRUCTION 1 BELOW)


   [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s):

   Window Ticket Number (if any):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution which Guaranteed Delivery:


   If Guaranteed Delivery is to be made By Book-Entry Transfer:


   Name of Tendering Institution:


   Euroclear or Clearstream, Luxembourg Account Number:


   Transaction Code Number:
--------------------------------------------------------------------------------

                                     BOX 4

--------------------------------------------------------------------------------

       RETURN OF NON-EXCHANGED OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER

                        (SEE INSTRUCTIONS 4 AND 6 BELOW)



   [ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE EUROCLEAR OR CLEARSTREAM, LUXEMBOURG ACCOUNT NUMBER SET FORTH ABOVE.

--------------------------------------------------------------------------------


                                     BOX 5

--------------------------------------------------------------------------------

                          PARTICIPATING BROKER-DEALER

   [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:

   Address:
--------------------------------------------------------------------------------

                                     BOX 6

--------------------------------------------------------------------------------

                           TENDERING HOLDER SIGNATURE

   Holder(s) Sign Here:


                      (SEE INSTRUCTIONS 2, 5 AND 6 BELOW)


              (PLEASE COMPLETE SUBSTITUTE FORM W-9 IN BOX 9 BELOW)

      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

        Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by a person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5 below.

                                        -------------------------------------

                                           (SIGNATURE(S) OF HOLDER(S))


   Date:
   ------------------------------------------ , 2000

   Name(s):
                                 (PLEASE PRINT)

   Address:
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:

   Tax Identification or Social Security Number(s):

                           GUARANTEE OF SIGNATURE(S)

                      (SEE INSTRUCTIONS 1, 2 AND 5 BELOW)


                                     ----------------------------------------
                                                  AUTHORIZED SIGNATURE

   Name:
                                 (PLEASE PRINT)

   Date:
   ------------------------------------------ , 2000

   Capacity or Title:

   Name of Firm:

   Address:
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
--------------------------------------------------------------------------------

                    BOX 7                                                  BOX 8

------------------------------------------------------------
------------------------------------------------------------

        SPECIAL EXCHANGE INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)                    (SEE INSTRUCTIONS 1, 5 AND 6 BELOW)

     To be completed ONLY if the New Notes are         To be completed ONLY if New Notes are to be
to be issued in the name of someone other than         sent to someone other than the registered
the registered holder of the Old Notes whose           holder of the Old Notes whose name(s)
name(s) appear(s) above.                               appear(s) above, or to such registered
                                                       holder(s) at an address other than that shown
                                                       above.

Issue New Notes to:                                    Mail New Notes to:

Name:                                                  Name:
                (PLEASE PRINT)                                         (PLEASE PRINT)

Address:                                               Address:
              (INCLUDE ZIP CODE)                                     (INCLUDE ZIP CODE)

----------------------------------------------         ----------------------------------------------

----------------------------------------------         ----------------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)         (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                                     BOX 9

--------------------------------------------------------------------------------

                                                SUBSTITUTE FORM W-9
                                 TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                                             (SEE INSTRUCTION 9 BELOW)
                  SIGN THIS SUBSTITUTE FORM W-9 IN ADDITION TO THE SIGNATURE(S) REQUIRED IN BOX 6
-------------------------------------------------------------------------------------------------------------------
                                     PAYER'S NAME: CHASE MANHATTAN BANK LONDON
-------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE               PART I -- Please provide your TIN (either your social
 FORMW-9                  security number or employer identification number) in the
                          box to the right and certify by signing and dating below.              TIN:
-------------------------------------------------------------------------------------------------------------------
 DEPARTMENT OF THE        PART II -- Awaiting TIN [ ]
 TREASURY INTERNAL        SIGN THIS FORM AND THE CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER BELOW.
 REVENUE SERVICE
                         ------------------------------------------------------------------------------------------
                          PART III -- EXEMPT [ ]
                          See enclosed Guidelines for additional information and SIGN THIS FORM.
-------------------------------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR      CERTIFICATION -- Under penalties of perjury, I certify that:
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)             (1) The number shown on this form is my correct taxpayer identification number (or I am
 AND CERTIFICATION            waiting for a number to be issued to me); and
                          (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, or (ii) I have not been notified by the Internal Revenue Service (IRS)
                              that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                          (3) Any other information provided on this form is true and correct.
-------------------------------------------------------------------------------------------------------------------
                          CERTIFICATION INSTRUCTIONS -- You must cross out item (iii) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you are no longer subject to backup withholding.

                          Signature:  Date:  ___________________
-------------------------------------------------------------------------------------------------------------------


                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
          IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:  Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER FOR ADDITIONAL INFORMATION.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

GENERAL

     Please do not send Certificates for Old Notes directly to the Company. Your Old Note Certificates, together with your signed and completed Letter of Transmittal and any required supporting documents should be mailed in the enclosed addressed envelope, or otherwise delivered, to the Exchange Agent, at either of the addresses indicated on the first page hereof. THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

 1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at Euroclear or Clearstream, Luxembourg, as applicable, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to 5:00 p.m., New York City time (10:00 p.m., London time), on the Expiration Date. Old Notes may be tendered in whole or in part in the principal amount of Euro 1,000 and integral multiples of Euro 1,000.

     Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and by completing Box 3 hereof. Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution (as defined below); (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (3) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Institution" means a firm or other entity that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or is identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association, that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

 2. GUARANTEE OF SIGNATURES

     No signature guarantee on this Letter of Transmittal is required if:

     (1) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Exchange Instructions" (Box 7) or the box entitled "Special Delivery Instructions" (Box 8) above, or

     (2) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal (Box 6). See Instruction 5.

 3. INADEQUATE SPACE

     If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which should be attached to this Letter of Transmittal.

 4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS

     Tenders of Old Notes will be accepted only in the principal amount of Euro 1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes that are to be tendered in Box 1 under the column "Principal Amount of Old Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your Old Notes Certificate(s) will only be sent to the holder of the Old Notes, promptly after the Expiration Date. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex, or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at Euroclear or Clearstream, Luxembourg, as applicable, to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

     All questions as to the validity, form and eligibility, including time of receipt of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

 5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). However, if New Notes are to be issued in the name of a person other than the registered holder(s), signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.


 6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS


     If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed (Box 7 and 8). Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at Euroclear or Clearstream, Luxembourg, as applicable. See Instruction 4.


 7. DETERMINATION OF VALIDITY



     The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.


     The Company's interpretation of the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.


 8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES


     Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery, and the Letter of Transmittal may be obtained from the Exchange Agent.


 9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9


     For U.S. federal income tax purposes, holders are required, unless an exemption applies, to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 of this Letter of

Transmittal (Box 9) and certify, under penalties of perjury, that such number is correct and he or she is not subject to backup withholding. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer, or with respect to New Notes following the Exchange Offer, may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 (Box 9) may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

     The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below and check the box in Part 3 of Box 9 for "exempt," to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


10. LOST, DESTROYED OR STOLEN CERTIFICATES


     If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.


11. SECURITY TRANSFER TAXES


     Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.


     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

A. TIN -- The Taxpayer Identification Number for most individuals is their social security number. Refer to the following chart to determine the appropriate number:

----------------------------------------------------------------
                                         GIVE THE
              FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                         NUMBER OF --
----------------------------------------------------------------
----------------------------------------------------------------
                                         GIVE THE EMPLOYER
              FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                         NUMBER OF --
----------------------------------------------------------------

 1.   Individual                         The individual

 2.   Two or more individuals            The actual owner of the
      (joint account)                    account or, if combined
                                         funds, the first
                                         individual on the
                                         account(1)

 3.   Custodian account of a minor       The minor(2)
      (Uniform Gift to Minors Act)

 4.   a. The usual revocable savings     The grantor-trustee(1)
      trust (grantor is also trustee)

      b. So-called trust account that    The actual owner(1)
      is
        not a legal or valid trust
      under
        State law

 5.   Sole proprietorship                The owner(3)

 6.   Sole proprietorship                The owner(3)

 7. A valid trust, estate, or pension Legal entity(4) trust

 8.   Corporate                          The corporation

 9.   Association, club, religious,      The organization
      charitable, educational or other
      tax-exempt
      organization

10.   Partnership                        The partnership

11.   A broker or registered nominee     The broker or nominee

12.   Account with the Department        The public entity
      of Agriculture

-------------------------------------------------------------
-------------------------------------------------------------

(1)List first and circle the name of the person whose number you furnish.

(2)Circle the minor's name and furnish the minor's name and social security number.

(3)Show the individual's name. You may also enter your business name or "doing business as" name. You may use either your Social Security number or your employer identification number.

(4)List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION


                         NUMBER ON SUBSTITUTE FORM W-9



                                     PAGE 2



B. EXEMPT PAYEES -- The following lists exempt payees. If you are exempt, you must nonetheless complete the form and provide your TIN in order to establish that you are exempt. Check the box in Part 3 of the form, sign and date the form.



For this purpose, exempt payees include:



 (1) A corporation;



 (2) An organization exempt from tax under section 501(a), or an individual retirement plan (IRA) or a custodial account under section 403(b)(7);



 (3) The United States or any of its agencies or instrumentalities;



 (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;



 (5) A foreign government or any of its political subdivisions, agencies or instrumentalities;



 (6) An international organization or any of its agencies or instrumentalities;



 (7) A foreign central bank of issue;



 (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.;



 (9) A real estate investment trust;



(10) An entity or person registered at all times during the tax year under the Investment Company Act of 1940;



(11) A common trust fund operated by a bank under section 584(a);


(12) A financial institution.


C. OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, application for a Social Security Number, or Form SS-4, Application

for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.


D. PRIVACY ACT NOTICE



Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not payees are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number. Certain penalties may also apply.



E. PENALTIES



(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.



(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.



(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.



(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.